AMENDMENT TO        REAL ESTATE SALES CONTRACT

     This AMENDMENT TO REAL ESTATE SALE CONTRACT (the "Amendment") is entered into by and between 1991 TREEPOINT VILLAGE LIMITED
PARTNERSHIP, a Texas limited partnership ("Seller") and WALDEN
RESIDENTIAL PROPERTIES, INC., ("Purchaser").

                      W I T N E S S E T H:

     WHEREAS, Seller and Purchaser executed that certain Real
Estate Sales Contract (the "Contract"), with an effective date of July 29, 1996; and

     WHEREAS, Purchaser and Seller desire to amend certain matters set forth in the Contract.

     NOW, THEREFORE, for and in consideration of TEN AND NO/100
DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser do hereby amend the Contract as follows:

     1.   The Inspection Period, referenced in Section 6.1 of the
          Contract, shall be extended to October 15, 1996.

     2. All other terms and conditions of the Contract shall remain in effect and unchanged.

     EXECUTED on this the 9th day of August, 1996, by Seller.

                    SELLER:

                    1991 TREEPOINT VILLAGE LIMITED PARTNERSHIP, a Texas limited partnership

                    By:  T.P. Apartments, Inc.,
                         a Texas corporation

                    Its: Managing Partner


                         By:  ___________________________________
                              R. Mark Pitzer, President

     EXECUTED on this the 8th day of August, 1996, by Purchaser.

                         PURCHASER:

                         WALDEN RESIDENTIAL PROPERTIES, INC.


                         By:  ___________________________________
                         Printed Name:  _________________________
                         Title:  ________________________________